MARCH 1, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, dated March 1, 2013, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.firsteaglefunds.com/literature. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to prospectus@firsteaglefunds.com.

Class A | Ticker FEHAX Class C | Ticker FEHCX Class I | Ticker FEHIX

Investment Objective

First Eagle High Yield Fund (the “Fund”, or the “High Yield Fund”) seeks to provide investors with a high level of current income.

Fees and Expenses of the High Yield Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the High Yield Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $100,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 74 and 80, of the Fund’s Prospectus respectively.

	CLASS A	CLASS C	CLASS I

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	4.50	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.70	0.70	0.70

Distribution and Service (12b-1) Fees	0.25	1.00	None

Other Expenses*	0.32	0.32	0.33

Total Annual Fund Operating Expenses (%)	1.27	2.02	1.03

Less: Fee Waiver/Expense Reimbursement	(0.02)	(0.02)	(0.23)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)**	1.25	2.00	0.80

*	Other expenses shown are annualized based on results from less than a 12-month period.
**

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (excluding certain items) of Class A, Class C and Class I shares do not exceed 1.25%, 2.00% and 0.80%, respectively, through December 31, 2013 (the “Fee Waiver and Expense Reimbursement Agreement”). The Fee Waiver and Expense Reimbursement Agreement may be terminated before its expiration only by mutual agreement between the parties.

Example

This example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same and takes into account the effect of the Fee Waiver and Expense Reimbursement Agreement through December 31, 2013, as discussed directly above. Please keep in mind your actual costs may be higher or lower.

SHARE STATUS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Sold or Held	$572	$833	$1,114	$1,913

Class C (shares have a one year contingent deferred sales charge)
Sold	$303	$632	$1,086	$2,346

Held	203	632	1,086	2,346

Class I
Sold or Held	$82	$305	$546	$1,239

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. The High Yield Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the period from April 1, 2012 through October 31, 2012, the Fund’s portfolio turnover rate was 25.02% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the High Yield Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade instruments (commonly referred to as “junk bonds”) or other instruments including high yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks. The Fund may invest in, and count for the purposes of this 80% allotment, unrated securities or other instruments deemed by the Fund’s Adviser to be below investment grade. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books.

The Fund may invest its assets in the securities of both U.S. and foreign issuers. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

The Fund may invest in securities with any investment rating or time to maturity, as well as, unrated securities. An investment in the Fund is not intended to be a complete investment program.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the High Yield Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Credit Risk — Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

High Yield Risk — The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in high yield instruments (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

•

High Portfolio Turnover Risk — The Fund’s investment strategies, which permits the Fund to hold instruments of any remaining duration and to trade those securities rather than holding them to maturity, may result in high turnover rates. This may increase the Fund’s brokerage transaction costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments can be susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition and credit rating and changes in interest rates and other general economic, industry and market conditions.

FIRST EAGLE HIGH YIELD FUND | SUMMARY PROSPECTUS | MARCH 1, 2013

•

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time.

•

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of or prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns.

•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of both the financial institution and the underlying borrower. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

•	Changes in Debt Ratings — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. The Fund may use derivatives in seeking to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

For more information on the risks of investing in the Fund, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

The High Yield Fund commenced operations in its present form on or about December 30, 2011 and is the successor to the Old Mutual High Yield Fund (the “Predecessor Fund”) pursuant to a reorganization on or about that same date. The Predecessor Fund had similar investment objectives and strategies as the Fund, but was managed by another investment adviser.

The following information provides an indication of the risks of investing in the Fund by showing changes in performance from year to year, and by showing how the average annual returns for the Fund’s Class I shares for 1 year and since inception compare with those of a broad measure of market performance.

As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteaglefunds.com/funds/highyieldfund.php or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns—Class I

Best Quarter
Second Quarter 2009	24.95%

Worst Quarter
Fourth Quarter 2008	-10.60%

The following average annual total returns table discloses after-tax returns only for Class I shares. After-tax returns for Class A and Class C shares will vary. Returns shown for Class I shares assume commencement of operations on November 19, 2007, which is the date of organization of the Predecessor Fund. Returns shown for Class A and Class C assume commencement of operations on January 3, 2012, which is the date of inception for these share classes. Returns shown for Class I shares include the returns of the Predecessor Fund for periods prior to January 1, 2012.

FIRST EAGLE HIGH YIELD FUND | SUMMARY PROSPECTUS | MARCH 1, 2013

Average Annual Total Returns as of December 31, 2012

	1 YEAR	5 YEARS	Class A Inception (1/3/12)	Class C Inception (1/3/12)	Class I Inception (11/19/07)
First Eagle High Yield Fund
Class A Shares

Return Before Taxes	N/A	N/A	8.42%	—	—

Class C Shares

Return Before Taxes	N/A	N/A	—	11.52%	—

Class I Shares

Return Before Taxes	15.19%	13.36%	—	—	13.08%

Return After Taxes on Distributions	12.65%	8.73%	—	—	8.46%

Return After Taxes on Distributions and Sale of Fund Shares	9.79%	8.66%	—	—	8.41%

Barclays Capital U.S. Corporate High Yield Bond Index	15.81%	10.34%	15.26%	15.26%	10.25%

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the Fund.

Edward Meigs joined First Eagle Investment Management, LLC as a Portfolio Manager in 2011. Previously, Mr. Meigs served as a Portfolio Manager at Dwight Asset Management, LLC, where he managed the Predecessor Fund since its inception on November 19, 2007.

Sean Slein joined First Eagle Investment Management, LLC as Portfolio Manager in 2011. Previously, Mr. Slein served as a Portfolio Manager at Dwight Asset Management, LLC, where he managed the Predecessor Fund since its inception on November 19, 2007.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the High Yield Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information.

You may purchase, redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information.

Send all requests for information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date.

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and Shareholder Services Expenses section of the Fund’s Prospectus for more information.